AMI Large Cap Growth Fund Institutional Class: AMILX Summary Prospectus March 31, 2014 www.amiassetmanagement.com/mutualfund

Before you invest, you may want to review the AMI Large Cap Growth Fund (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated March 31, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.amiassetmanagement.com/mutualfund.  You can also get this information at no cost by calling 844-AMI-FUND (844-264-3863) or by sending an e-mail request to information@amiassetmanagement.com.

Investment Objective
The AMI Large Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation with reduced volatility.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	0.88%
Total Annual Fund Operating Expenses	1.62%
Less: Fee Waiver and/or Expense Reimbursement(2)	-0.73%
Net Annual Fund Operating Expenses	0.89%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)
AMI Asset Management Corp. (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 0.89% of average daily net assets of the Fund (the “Expense Cap”).  The Expense Cap will remain in effect through at least June 27, 2015, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$91	$440

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization (“large cap”) companies.  The Fund defines large cap companies as those companies represented by the Russell 1000® Index.  As of May 31, 2013, the most recent reconstitution, companies in the Russell 1000® Index have market capitalizations ranging from $1.8 billion to $422.1 billion.

Equity securities in which the Fund invests as a principal strategy consist primarily of common stocks of U.S. companies.  The Fund may invest up to 5% of its net assets in foreign securities through American Depositary Receipts (“ADRs”).  The Fund may from time to time emphasize investment in certain sectors of the market.

The Adviser utilizes a bottom-up approach to selecting equity securities that it believes will offer growth in most environments and looks for companies with consistent recurring revenue, good growth prospects, strong cash flow, good balance sheets and a more predictable business model.  The Adviser believes that in order to generate superior long term returns, a strategy must not only strive to perform well in bull markets, but also maintain capital in bear markets.  The Fund looks to keep pace with the market during bull cycles with the goal of capturing the majority of the market appreciation.  In bear cycles, the strategy looks to maintain capital to a much higher degree than its peers in the large cap growth space.  Although this philosophy may lead to extended periods of underperforming the benchmark, the Russell 1000® Growth Index, the process has led to outperformance over multiple market cycles and has generated one of the strongest upside/downside capture ratios over time as compared to other managers in the asset class.  An upside/downside capture ratio shows whether a given fund has outperformed, gained more or lost less than, a broad market benchmark during periods of market strength and weakness, and if so, by how much. The Adviser looks to achieve this goal by utilizing a unique form of a growth at a reasonable price (“GARP”) strategy, which focuses on investing in companies with recurring revenue business models.  The Adviser defines recurring revenue business models as those with products that have a short life span (i.e., less than 2 years) and thus must be replaced frequently.  The Adviser believes that a recurring revenue business model allows a company to grow at a more predictable and sustainable growth rate while reducing volatility in earnings.

Sell decisions are most often triggered by deteriorating fundamentals and generally result in a sale of the entire position.  These deteriorations can include factors such as worsening industry or regulatory conditions, weakening competitive positions, structural margin changes, and balance sheet erosion, among many other factors.  The Adviser will allow “winners” to appreciate but typically begin to trim holdings when they exceed 15% of our estimate of intrinsic value.  The Adviser will continue to hold smaller positions in securities that are performing poorly if the growth story and fundamentals remain intact.  Sell decisions are also triggered if the Adviser deems that the security will cause the portfolio to be too heavily weighted towards a certain sector, the security will represent too large a percentage of the portfolio, or a possible replacement security becomes more attractive.  Given that the intrinsic value of a successfully growing company will continuously rise, the Adviser does not sell holdings when they reach a pre-determined price target or time horizon.  The Adviser does not utilize stops and will add to positions of depreciated securities, provided the long term outlook remains intact.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Management Risk: The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
Growth Stock Risk.   The risk that growth style companies lose value or move out of favor.  Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

•
Large Cap Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
ADR Risk:  The performance of foreign securities depends on the political, social, and economic environments and other overall economic conditions.  The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are U.S. traded securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

•
Sector Emphasis Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of capital gains, which are taxable when distributed to shareholders.  High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

•
New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. The Adviser has not previously managed a mutual fund.

Performance

When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information is available on the Fund’s website at www.amiassetmanagement.com/mutualfund or by calling the Fund toll-free at 844-AMI-FUND (844-264-3863).

Management

Investment Advisor:  AMI Asset Management Corporation is the Fund’s investment adviser.

Portfolio Managers:  William H. Tanner, CPA, Co-Founder and Chairman, Christian R. Sessing, CFA, Senior Equity Analyst, and Matthew T. Humiston, President, are the portfolio managers of the Fund and each has managed the Fund since its inception in March 2014.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to AMI Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 844-AMI-FUND (844-264-3863), by wire transfer, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment amount is $50,000 and the minimum subsequent investment amount is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.